                      SECURITIES AND EXCHANGE COMMISION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934
    Date of Report (Date of earliest event reported):  September 27, 2001
                             CARTER-WALLACE, INC.
            (Exact name of registrant as specified in its charter)
                                    1-5910
                           (Commission File Number)

          Delaware                                         13-4986583
(State or other jurisdiction of                    (IRS Employer identification
        Incorporation)                                        number)

                         1345 Avenue of the Americas
                          New York, New York   10105
                            (Address of principal
                             executives  offices)

     Registrant's telephone number, including area code:  (212) 339-5000

        (Former name or former address, if changed since last report)

                            Item 5.  Other Events

                On September 27, 2001, Carter-Wallace, Inc. issued a press release reporting the amount of the merger consideration to be paid to shareholders upon consummation of the asset sale and merger transactions approved by stockholders at the Special Meeting held on September 20, 2001. A copy of such press release is attached hereto as Exhibit (99) and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits:

        (99)    Press release issued by Carter-Wallace, Inc. on September
27, 2001.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CARTER-WALLACE, INC.
                                           (Registrant)
September 27, 2001

                                           /s/  Ralph Levine

                                           Name::   Ralph Levine
                                           Title:   President and Chief Operatig
                                                    Officer